REGAL-BELOIT CORPORATION
2007 EQUITY INCENTIVE PLAN
STOCK OPTION AWARD

[Name]
[Address]

You have been granted an option (the “Option”) to purchase shares of common stock of Regal-Beloit Corporation (the “Company”) under the Regal-Beloit Corporation 2007 Equity Incentive Plan (the “Plan”) with the following terms and conditions:

Grant Date:	__________, 200__

Type of Option:	[Nonqualified or Incentive Stock Option]

Number of Option Shares:	__________________

Exercise Price per Share:	U.S. $_____________

Vesting:	________ percent (___%) of your Option will vest and become exercisable on each of the first ______ anniversaries of the Grant Date.

Upon your termination of employment from, or cessation of services to, the Company and its Affiliates, the unvested portion of your Option will terminate.

Termination Date:	This Option expires at, and cannot be exercised after, the close of business at the Company's headquarters on the earlier to occur of:

o	The tenth (10th) anniversary of the Grant Date; or

o	Thirty (30) days after your termination of employment or service for any other reason other than for Cause.

If the date this Option terminates as specified above falls on a day on which the stock market is not open for trading, the termination date shall be automatically extended to the first trading day following the original termination date.

Your entire Option is terminated immediately if the Company or an Affiliate terminates your employment for Cause, or if your employment or service is terminated at a time when you could be terminated for Cause. In addition, if you are not terminated for Cause but the Administrator later determines that you could have been terminated for Cause if all facts had been known at that time, your Option will terminate immediately on the date of such determination. If you have submitted a notice of exercise while the Administrator is considering whether you should be (or could have been) terminated for Cause, your exercise will be suspended pending such determination. If it is determined that you are (or could have been) terminated for Cause, your Option will terminate, your notice of exercise will be rescinded and your exercise price will be returned to you.

For this purpose, "Cause" means (i) the commission by you of any act or omission that would constitute a felony under federal, state or equivalent foreign law; (ii) fraud, dishonesty, theft, embezzlement, disclosure of trade secrets or confidential information or other acts or omissions that result in a breach of any fiduciary duty of the Company.

Manner of Exercise:	You may exercise this Option only to the extent vested and only if the Option has not terminated. To exercise this Option, you must complete the "Notice of Stock Option Exercise" form provided by the Company. The form will be effective when it is received by the Company. However, the Shares you are electing to purchase will not be delivered until you pay the Company the total exercise price and all applicable withholding taxes due as a result of the exercise.

If someone else wants to exercise this Option after your death, that person must contact the Company and prove to the Company's satisfaction that he or she is entitled to do so.

Your ability to exercise the Option may be restricted by the Company if required by applicable law.

Change of Control:	Upon a Change of Control (as defined in the Plan):

o	The Option will become fully vested and exercisable, and

o	You will have the right, exercisable by written notice to the Company within sixty (60) days after the Change of Control, to receive in exchange for surrender of the Option an amount of cash equal to the excess of the Fair Market Value of the Shares then covered by the Option over the Exercise Price for such Shares. Restrictions on Resale: By accepting this Option, you agree not to sell any Shares acquired under this Option at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale.

Notice of Sale:	If this Option is designated as an Incentive Stock Option, you must promptly report to the Secretary of the Company any disposition of the Shares acquired under this Option that is made within two (2) years from the Grant Date or within twelve (12) months from the date you acquired the Shares (the "Notice Period"). In addition, the Company may, at any time during the Notice Period, place a legend or legends on any certificate(s) for the Shares issued under this Option requesting the Company's transfer agent to notify the Company of any transfer of the Shares.

Miscellaneous:	o	As a condition of the granting of this Award, you agree, for yourself and your legal representatives or guardians, that this Agreement shall be interpreted by the Administrator and that any interpretation by the Administrator of the terms of this Agreement or the Plan and any determination made by the Administrator pursuant to this Agreement or the Plan shall be final, binding and conclusive.

o	This Agreement may be executed in counterparts.

This Option is granted under and governed by the terms and conditions of the Plan. Additional provisions regarding your Option and definitions of capitalized terms used and not defined in this Option can be found in the Plan.

BY SIGNING BELOW AND ACCEPTING THIS STOCK OPTION AWARD, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED HEREIN AND IN THE PLAN. YOU ALSO ACKNOWLEDGE RECEIPT OF THE PLAN.

REGAL-BELOIT CORPORATION
By: ____________________________	___________________________________
Authorized Officer	Optionee

REGAL-BELOIT CORPORATION
NOTICE OF STOCK OPTION EXERCISE

Your completed form should be sent by mail or fax to:____________________________. Phone: ___________________ Fax: _____________________________________. Incomplete forms may cause a delay in processing your option exercise.

PART 1:   OPTIONEE INFORMATION:   Please complete the following.   PLEASE WRITE YOUR FULL LEGAL NAME SINCE THIS NAME WILL BE ON YOUR STOCK CERTIFICATE.

Name:________________________________________________________________________

Street Address: ________________________________________________________________

City: __________________________     State:_________________     Zip Code:_______________

Work Phone #: (_____) - _______- ________    Home Phone #: (_____) - _______- __________

Social Security #: ______ — _____ — _______

PART 2:   DESCRIPTION OF OPTION(S) BEING EXERCISED   Please complete the following for each option that you wish to exercise.

Date of Grant	Type of Option (specify ISO or NQSO)	Exercise Price Per Share	Number of Options Being Exercised	Aggregate Exercise Price (multiply Exercise Price Per Share by Number of Options Being Exercised)
		$		$
		$		$

The Total Exercise Price for all of the options being exercised (as listed above) is: $_________________.

PART 3:    METHOD OF PAYMENT OF OPTION EXERCISE PRICE   Please select only one:

|_|	Cash Exercise. I am enclosing a check or money order payable to "Regal-Beloit Corporation" for the Total Exercise Price.

|_|	Stock Swap – Share Delivery. I am enclosing the following certificate(s) for shares of Regal-Beloit Corporation common stock that I have owned for at least six months and/or that I have purchased on the open market to pay for all or a part of the Total Exercise Price. I (and my spouse, if applicable) have completed and signed the attached Stock Power, which signatures are guaranteed by a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program. The fair market value of these shares (as defined in the Plan) will be determined on the date this Notice is received by Regal-Beloit Corporation.

Certificate Number	Certificate Date	Number of Shares

The Company is instructed to (select only one):

|_|	Apply the maximum number of shares represented by the stock certificate(s) listed above (in the order listed) as are needed to cover the Total Exercise Price. If any fractional share remains, the Fair Market Value of that fraction will be paid to me in cash. I will receive a new certificate for the number of shares not needed to cover the Total Exercise Price. If the total number of shares represented by the stock certificates listed above are not sufficient to cover the Total Exercise Price, please notify me of the additional amount owed and I will immediately remit a check or money order made payable to “Regal-Beloit Corporation” for the balance of the Total Exercise Price. I understand that the Company will not process my option exercise until it receives the check or money order for the balance due.

|_|	Apply only ________ of the shares represented by the stock certificate(s) listed above (in the order listed) toward the Total Exercise Price. Please notify me of the additional amount owed and I will promptly remit a check or money order made payable to “Regal-Beloit Corporation” for the balance of the Total Exercise Price. I understand that the Company will not process my option exercise until it receives the check or money order for the balance due.

|_|	Stock Swap – Attestation. I am enclosing an Attestation Form with respect to shares of Regal-Beloit Corporation common stock that I have owned for at least six months and/or that I have purchased on the open market to pay all or a part of the Total Exercise Price. I (and my spouse, if applicable) have completed and signed the attached Attestation Form. The fair market value (as defined in the Plan) of these shares will be determined on the date this Notice and the Attestation Form is received by Regal-Beloit Corporation. I understand that the number of shares I will receive is the number of shares being exercised reduced by the number of shares used in the Attestation to pay all or a part of the Total Exercise Price.

|_|	Cashless Exercise Through a Broker-Dealer. I have requested through the broker specified below to (select only one):

|_|	Sell to Cover. Sell or margin only enough of the option being exercised to cover the Total Exercise Price (and tax withholding, if elected in Part 5), deliver the sale or margin loan proceeds directly to Regal-Beloit Corporation, and deposit the remaining shares and any residual cash in my brokerage account.

|_|	Same-Day-Sale. Sell or margin all of the shares of common stock issuable upon exercise of the options, deliver a portion of the sale or margin loan proceeds directly to Regal-Beloit Corporation to pay the Total Exercise Price (and tax withholding, if elected in Part 5), and deposit any remaining cash proceeds in my brokerage account.

Sale Price*: ______________________ Sale Date*: ____________________________________

*The sale price and sale date are required in order to execute the cashless exercise.

Broker-Dealer Name: _________________________________________________________

Contact Person: ______________________________________________________________

DWAC – Depository Trust Company (DTC) #: ____________________________________

Brokerage Account #: _________________________________________________________

Broker Phone #: (______)-_______ - _________ Broker Fax #: (______)-_______ - _________

It is your responsibility to contact a broker to open a brokerage account and sell your stock option shares.
Regal-Beloit Corporation WILL NOT send this form to your broker.

PART 4:   CERTIFICATE INSTRUCTIONS   To be completed for cash or stock-swap exercises only. You must check one. (Shares issued pursuant to a cashless exercise through a broker-dealer will be automatically sent to your specified broker.)

Name(s) in which the certificate for the purchased shares will be issued:

|_|	In my name only
|_|	In the names of my spouse and myself as community property
|_|	In the names of my spouse and myself as joint tenants with the rights of survivorship

Spouse’s name (if applicable): _______________________________________________

The certificate for the purchased shares should be sent to the following address (complete only if to be sent to a different address than specified in Part 1):

Street Address: ________________________________________________________________

City: ___________________________    State:_________________   Zip Code:_______________

PART 5:   METHOD OF SATISFYING TAX WITHHOLDING OBLIGATION   Please select only one. You do not need to complete this Part if you are exercising only incentive stock options (ISOs) or if you are a non-employee director.

|_|	Broker Exercise. I have elected to exercise my option(s) through a broker in Part 3. The broker will sell sufficient shares to pay for the tax amount and will remit that amount to Regal-Beloit Corporation.

|_|	Cash. I am enclosing a check or money order payable to “Regal-Beloit Corporation” for the withholding tax amount.

|_|	Tax Amount Request. Please notify me of the minimum statutory withholding obligation that will be due as a result of this option exercise. I understand that, after receiving notification of the withholding tax amount, I must immediately remit a check or money order payable to “Regal-Beloit Corporation” for that amount. I understand that the Company will not process my option exercise until it receives the check or money order covering the withholding tax amount due.

|_|	Share Withholding. I request that Regal-Beloit Corporation withhold a number of shares of stock otherwise issuable to me as a result of exercising the option(s) to cover the minimum required Federal and state tax withholding amount. I understand that I may be liable for additional taxes due.

PART 6:   ACKNOWLEDGEMENTS AND SIGNATURE

1.	I understand that all sales of the Regal-Beloit Corporation common stock received upon exercise of this option are subject to compliance with the company’s policy on securities trades.

2.	I hereby acknowledge that I have read a copy of the prospectus describing the Regal-Beloit Corporation plan under which the option(s) listed above were issued, and understand the tax consequences of an exercise.

3.	I understand that this notice cannot be revoked by me if I have selected a cashless exercise through a broker-dealer. I personally guarantee that the Total Exercise Price and applicable taxes will be paid to Regal-Beloit Corporation in full in the event the Company does not receive the full amount from the Broker for any reason.

Signature: ______________________________________________      Date: _________________________

* * * * * *

To be completed by Treasury Department:

Received by: ______________________________________________________________________________

Date received: ______________________________________________________________________________

REGAL-BELOIT CORPORATION
ATTESTATION FORM

I am filing a Notice of Stock Option Exercise with Regal-Beloit Corporation (the “Company”), and I am electing to pay some or all of the Total Exercise Price by attesting to the ownership of shares of Company common stock that I have owned for at least six months or that I purchased on the open market (the “Payment Shares”). I am tendering these shares in payment of some or all of the Total Exercise Price as a result of exercise without making actual delivery of the Payment Shares to the Company.

1.	I attest to the ownership of the following Payment Shares:

Certificate Number	Certificate Date	Number of Shares

2.	I certify that I have either held the Payment Shares for at least six months after acquiring them from the Company or purchased the shares on the open market.

3.	I represent that I, with the consent of the joint owner (if any) of the Payment Shares, would have full power to deliver and convey the stock certificates evidencing the Payment Shares to the Company and could have caused the Company to become sole owner of the Payment Shares.

4.	The joint owner (if any) of the Payment Shares, by signing this form, consents to the above representations and the payment of some or all of the Total Exercise Price (as selected below) by applying the Payment Shares.

5.	The Company is instructed to (select only one):

|_|	Apply the maximum number of shares represented by the stock certificate(s) listed above (in the order listed) as are needed to cover the Total Exercise Price. If any fractional share remains, the Fair Market Value of that fraction will be paid to me in cash. If the total number of shares represented by the stock certificates listed above are not sufficient to cover the Total Exercise Price, please notify me of the additional amount owed and I will immediately remit a check or money order made payable to “Regal-Beloit Corporation” for the balance of the Total Exercise Price. I understand that the Company will not process my option exercise until it receives the check or money order for the balance due.

|_|	Apply ________ of the shares represented by the stock certificate(s) listed above (in the order listed) towards the Total Exercise Price. Please notify me of the additional amount owed and I will immediately remit a check or money order made payable to “Regal-Beloit Corporation” for the balance of the Total Exercise Price. I understand that the Company will not process my option exercise until it receives the check or money order for the balance due.

6.	I understand that I will receive a stock certificate for the net of the total number of options being exercised reduced by the number of Payment Shares.

Dated: ______________________________________________________

Print Name of Optionee: ______________________________________________________

Signature of Optionee: ________________________________________________________

Dated: ______________________________________________________

Print Name of Joint Owner: ______________________________________________________

Signature of Joint Owner: ________________________________________________________